UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+45 3131 5941
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the  Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2022, LiqTech International, Inc. (the “Company”) and Alexander J. Buehler, agreed to certain amendments of Mr. Buehler’s Interim CEO Agreement. As previously announced, Fei Chen has begun her role as Chief Executive Officer of the Company starting on September 12, 2022. Mr. Buehler has stepped down as Interim CEO effective upon Ms. Chen’s assumption of the role, and therefore his Interim CEO Agreement was to terminate. The Company and Mr. Buehler have agreed, however, that Mr. Buehler should stay on full time for a short period to assist with the transition and therefore his Interim CEO Agreement will now terminate on September 30, 2022.

Additionally, Mr. Buehler, who continues to serve on the board of directors of the Company, has agreed to provide additional CEO transition services from October 1, 2022 through November 11, 2022. As compensation for such services, the Company will issue Mr. Buehler $47,753 of restricted stock units of the Company.

Item 7.01 Regulation FD Disclosure.

LiqTech International, Inc. (the “Company”) has made available an Investor Presentation, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

On September 13, 2022, the Company also issued a press release regarding its stated annual guidance for fiscal 2022, which is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

99.1	Investor Presentation
99.2	Press Release dated September 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: September 13, 2022	/s/Simon Stadil
Simon Stadil
Chief Financial Officer